LEASES - Lessor - Minimum Lease Payments Receivable (Details) - Gas tolling arrangement $ in Thousands	Dec. 31, 2015 USD ($)
Minimum future lease revenues
2016	$ 18,745
2017	11,734
2018	11,734
2019	5,867
Total minimum future lease revenues	$ 48,080